Exhibit 99.2

U R B A N A I R M O B I L I T Y

Confidentiality, Forward Looking Statements and Non-Reliance These materials are not intended to form the basis of any investment activity, decision or any decision to purchase securities. They do not constitute or form part of an offer to sell or issue, or a solicitation or an offer to purchase or subscribe for, any securities or other interests in the Company (as defined below) or any related entity. This presentation, the information contained herein and the materials accompanying it (collectively, this “Presentation”) contains confidential, material and non-public information regarding Experience Investment Corp. (the “Company”), Blade Urban Air Mobility, Inc. (“Blade”) and the proposed transaction described in this Presentation and is provided to the recipients (the “Recipients”) of this Presentation on the condition that the Recipients agree to hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part to others at any time without the prior written consent of the Company and Blade. By accepting this Presentation, the Recipients expressly agree to maintain the confidentiality of the material and information contained or accompanying it and to use this Presentation in accordance with its compliance policies, contractual obligations and applicable law, including federal and state securities laws. This Presentation does not purport to contain all of the information that may be required by the Recipients to evaluate the Company, Blade and the potential transaction described in this Presentation and the Recipients should rely on their own independent analysis and should seek their own legal, accounting and other relevant professional advice to assess the accuracy and completeness of this Presentation. Acceptance of this Presentation further constitutes your acknowledgement and agreement that none of the Company, Blade and their respective affiliates and their and their respective affiliates’ directors, officers, employees, partners, shareholders, controlling persons, agents or advisers (collectively, their respective “Representatives”) (i) makes any express or implied representation or warranty as to, or in relation to, the accuracy or completeness of the information contained in this Presentation, errors therein or omissions therefrom or any other written or oral communication transmitted to any interested party in the course of its evaluation of the Company, Blade or the potential transaction described in this Presentation or (ii) shall have any liability to the Recipients or their Representatives relating to or arising from the information contained in this Presentation, errors therein or omissions there from, or any other written or oral communication transmitted to any interested party in the course of its evaluation of the Company, Blade or the potential transaction described in this Presentation. The Recipients shall ensure that any person to whom it discloses any of this information complies with this paragraph. Misuse of some or all of the information contained in these materials (and any other information which may be provided to the recipient) or of any other confidential matters relating to a possible securities offering by the Company or any related entity may constitute behavior amounting to market abuse. Any such information is given in confidence. This Presentation includes “forward looking statements”. Terms such as “anticipate,” “believe,” “will,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “should,” “would,” or similar expressions may identify forward-looking statements, but the absence of these words does not mean the statement is not forward-looking. Such forward-looking statements include estimated or projected financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of the Company, Blade or the proposed transaction described in this Presentation are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward-looking statements. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various risks and uncertainties. Recipients are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. Recipients should carry out their own due diligence in connection with the assumptions contained herein. The forward-looking statements in this Presentation speak as of the date of this Presentation. Although Company or Blade may from time to time voluntarily update its prior forward-looking statements, each disclaims any commitment to do so whether as a result of new information, future events, changes in assumptions or otherwise. This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including, but not limited to Adjusted EBITDA and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s or Blade’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. In addition, historical financial measures included in this Presentation have not been audited and are subject to review and adjustment accordingly. You should be aware that the Company’s and Blade’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. By reading this Presentation, you will be taken to have represented, warranted and undertaken that you have read, understood and agreed to be bound by the terms and limitations set forth in the disclaimer above. If you are unable to agree the foregoing, please read no further and promptly return these materials to the Company or its advisers and destroy all copies in your possession. 2

# TODAY'S PRESENTERS

## Experience Investment Corp. and KSL Capital



**Eric Affeldt**
**Chief Executive Officer**

- Previously CEO of formerly publicly-listed ClubCorp, one of the largest owner and operator of golf clubs in the world
- Previously a Principal at KSL Capital Partners



**Marty Newburger**
**Director**

- Currently a Partner at KSL Capital Partners
- Previously a Director at Citigroup and at Deustche Bank



**Michael Mohapp**
**Chief Investment Officer**

- Currently a Principal at KSL Capital Partners
- Previously worked at Citigroup

## BLADE



**Rob Wiesenthal**
**Co-founder and Chief Executive Officer**

- Previously CFO Sony Corp. of America and Head of Sony Corp. Global Corporate Development
- Previously COO of Warner Music Group
- Current Director and Chair of Audit Committee, Tripadvisor, Inc.
- Previously a managing director in M&A group at Credit Suisse First Boston



**Melissa Tomkiel**
**General Counsel and President, Fixed Wing**

- Previously General Counsel and President of LIMA NY Corp. (Part 135 Air Carrier)
- Previously at Pryor Cashman



**Brandon Keene**
**Chief Technology Officer**

- Previously at Microsoft after selling group messaging app GroupMe to the company
- Previously at Pivotal Labs, and IAC



**Will Heyburn**
**Chief Financial Officer and Head of Corporate Development**

- Previously at RedBird Capital Partners
- Previously at Oak Hill Advisors
- Previously at Moelis and Company in aerospace M&A and restructuring

3

3 4 eVTOL is expected to improve unit economics and existing products • 167 different eVTOL aircraft under development • BLADE is 1 of 1 — poised to benefit regardless of 6 strategic infrastructure secures its leading position in BLADEISPOSITIONEDTO RE-SHAPETHEAIRMOBILITY LANDSCAPE An end-to-end urban air mobility platform leveraging captive infrastructure, customer and operator technologies, 200,000+ users, and a well-known global brand 1 2 •BLADE’s business model is proven and is profitable; dramatically expand the addressable market of BLADE’s 5 which is first to market 7•BLADE’s extensive customer base and control of the future of urban air mobility 4 BLADE is strategically positioned to deploy next generation verticraft (eVTOL) profitably and at scale First-mover advantage and loyal customer base have created significant barriers to entry Recognized and valuable Urban Air Mobility brand Captive strategic infrastructure in place today, additional capital will enable further expansion via actionable targets and new routes Large addressable and serviceable markets that are only getting bigger as urban congestion escalates #1 market share in our key short-distance aviation markets, bringing credibility to new market expansion Strong management team with domain expertise and public market experience Proprietary technologies and asset-light model enables flight volume growth and accelerates launch timeline for new markets BLADE 2024+ BLADE Today

# EIC AND KSL WILL FORTIFY AND ACCELERATE BLADE'S GROWTH PLAN

KSL CAPITAL PARTNERS

## Platform Expertise

*Significant relevant experience with a platform solely focused on travel & leisure*

- ~$13 billion of equity capital raised over 15 years
- 90 investment professionals based globally
- Made over 40 investments exclusively in the travel & leisure space
- Significant relevant experience with investments in FBOs / aviation over 30 years, most notably with Ross Aviation

## KSL Portfolio Companies

*BLADE will leverage and partner with KSL's portfolio companies to generate attractive growth opportunities*

Ross Aviation

Alterra Mountain Company | Apple Leisure Group | CMH Heli-Skiing | Outrigger Hotels and Resorts | Luxury Lodges

BLADE

EXPERIENCE INVESTMENT CORP.

## EIC Industry Expertise

*KSL and EIC have a deep network of industry experts that could serve on BLADE's Board*



Eric Affeldt

- Former President & CEO of ClubCorp (NYSE:MYCC), led over 60 acquisitions
- Former President of General Aviation Holdings
- Named the best CEO in consumer-leisure in 2015 by Institutional Investor
- Former Cedar Fair (NYSE: FUN) Chairman ('12-'17)



Ted Philip

- Serves on the board of United Airlines and Hasbro
- Co-founded Lycos, one of the first internet search companies; taking it from a start up to a multi-billion-dollar M&A exit

## Key Existing BLADE Investors

Strategic / Institutional Venture Capital

- AIRBUS
- Lerer Hippeau
- Colony Northstar
- Raine Ventures

Private Venture Capital

- Kenneth Lerer (Board Chairman) – Lerer Hippeau; Co-Founder, Huffington Post
- David Zaslav – CEO, Discovery Inc.
- Barry Diller – Chairman, IAC; Former CEO: Fox, Paramount Pictures
- Eric Schmidt – Former CEO, Google

5

BLADE is a global urban air mobility platform Through our powerful brand, user-friendly customer experience, strategic infrastructure, proprietary technology, 200,000 users, and asset light business model, we’ve built a platform which accommodates use of the current generation of aircraft, and a transition to eVTOL tomorrow.

# HOW BLADE WORKS WITH ITS OPERATORS ON AN ASSET-LIGHT BASIS

**BLADE dramatically increases our operators' volume, revenue predictability, and reduces their fixed costs**

BLADE buys aircraft time by-the-hour from our operators, covering all costs associated with flights

- Fixed pricing at discounted rates
- Aircraft branded BLADE
- Dedicated aircraft availability
- **If we don't fly, we don't pay**



BLADE
Brand
Technology
Customer Service
BLADE leases terminal space from heliports and airports
Strategic Infrastructure
Users
Customer Experience Staff
Helicopter Operator
Aircraft & Insurance
Hangars
Marketing
Customer Service
Mechanics
Pilots & Training
Technology
Customer Experience Staff

7

# BLADE OVERVIEW

## Key Business Lines


**Short-Distance**
(e.g., Manhattan to/from Long Island, et. al.)


**BLADE Airport**
(e.g., Manhattan to/from LGA, JFK, EWR)


**BLADE MediMobility**
Rapid Organ Movements for Human Transplant


**International JVs**
BLADE India

### Prior Year 2019A

Product Mix



■ BLADE Airport ■ Northeast Short Distance ■ Jet, MediMobility ■ West Coast, Other

**$33m**
Revenue(1)

**10**
Scheduled Routes

### Projected 2024E

**$402m**
Revenue (1)

**28**
Scheduled Routes

Product Mix



■ BLADE Airport ■ Northeast Short Distance ■ Jet, MediMobility ■ West Coast, Other

(1) Calendar year figures. Unaudited management financials, subject to material change.

8

# GLOBAL TRAFFIC CONGESTION IS A PROBLEM AND IS GETTING WORSE…

## US Commuters are Spending More Time in Traffic Each Year

***Based on target or current BLADE urban areas (NYC, Boston, Philadelphia, Washington D.C., LA, San Francisco)***

| | | |
|---|---|---|
| ↑ **45% - 65%** | **26% - 40%** | ↓ **4.7mph vs 9.1mph** |
| *Increase in commute during rush hour* | *% of total drive time stuck in traffic* | *Average car speed in NYC (2019 vs 2012)* |

**Traffic congestion cost the economies of these cities $35bn**

## Outside of the US, Traffic is Even Worse

| Mumbai | | Tokyo | |
|---|---|---|---|
| ↑ **95%** | **243 Hrs** | ↑ **65%** | **149 Hrs** |
| *Increase in commute time* | *Sitting in traffic each year* | *Increase in commute time* | *Sitting in traffic each year* |

Source: INRIX, TomTom, management analysis. Increase in commute time during rush hour vs. drive time without traffic.

9

BLADESOLVESTHISPROBLEM

(1) Represents high-end pricing Travel Time (minutes) Travel Time (minutes) BLADEREDUCES TRAVELTIMEANDANXIETY—ATPRICESLESSTHAN ORCOMPARABLETOALTERNATIVES 0:58 – 1:58 faster 5 0 Source: Big Three consultancy hired by the company, management analysis 11 Case study: Manhattan (Hudson Yards) – JFK Case study: NYC – Philadelphia 1:50 faster 200 180 160 140 120 100 80 60 40 20 0 DrivingRegional AmtrakAcela Transfer from CityBoarding/UnloadingGate-to-Gate TimeTransfer to City $425 Amtrak Acela (1)BLADEFlight (LGA –Phil)(1) 1:30 – 2:30 140 120 100 80 60 40 20 0:47 faster Potential Traffic Delay 1:19 Potential Train Delay 90 17 52 0:32 10 10 10 DrivingSubway/Airtrain BLADE Transfer from CityTransit TimeBoarding/UnloadingLanding Zone to Terminal $250 services at high UberBlackBLADELimo/Black Car $215+$195 Premium car end of range Surge Pricing $130 $110 $295$295 11 Unlimited $95/seat flights with annual $795 Airport Pass 3:00 180 0:45 faster 15 1:55 90 15 75 1:10 15 30 10 10 10 15 15 15 BLADE

# MASSIVE MARKET FOR AIRPORT IN NYC…

**TAM of 27 million passengers per year in New York City alone, with 3-5m passengers identified through surveys indicating they would pay to use a helicopter service, represents up to a $1bn revenue opportunity pre-eVTOL**

**1** 63m JFK Passengers + 46m Newark Passengers + 31m LaGuardia Passengers = **140m Annual NYC Airport Passengers**

**2** *Remove connecting passengers, and passengers traveling to/from outside Manhattan* ▶ **27m Passengers Between Airports and Manhattan** — **Total Addressable Market**

**3** *Serviceable Addressable Market (SAM) is defined as high-income travelers who, based on surveys, **have indicated they would use a $195 helicopter service to/from NYC airports*** ▶ **3m – 5m Fliers Would Pay $195 for a Helicopter Service** — **Serviceable Addressable Market**

| **Projections for BLADE Airport in 2024 represent:** | ~8% | ~1% | 6 Landings | 28 Fliers |
|---|---|---|---|---|
| | Of 5m 2024 SAM | Of 27m 2024 TAM | Max At A Single Airport in One Hour | **Max Leaving or Arriving a Single Airport in One Hour** |

Source: Big Three consultancy hired by the company, management analysis

12

# NORTHEAST CORRIDOR MARKET IS EVEN LARGER

**$1 to $2 billion serviceable addressable market pre-eVTOL, with nearly 40 million passenger total addressable market**

**1**

24m NYC <> Philadelphia + 20m NYC <> Boston + 9m NYC <> DC + 5m Philadelphia <> DC = **58m Annual Northeast Corridor Trips**

**2**

*Apply capture rates by current mode of transportation (e.g. – car, train, bus)* ▶ **39m Relevant Passengers** — **Total Addressable Market**

**3**

*Serviceable Addressable Market (SAM) is defined as high-income travelers who, based on surveys, **have indicated they would use a helicopter service*** ▶ **4m – 7m Interested, High-Income Travelers** — **Serviceable Addressable Market**

| **Projections for Northeast in 2024 represent:** | ~5% Of 7m 2024 SAM | <1% Of 39m 2024 TAM | 5 Landings Per Heliport Per Hour On a Route | **21 Fliers Leaving or Arriving a Single Station in One Hour Per Route** |
|---|---|---|---|---|

Source: Third-party consultancy hired by the company, management analysis

13

# WEST COAST

**$3 to $5 billion serviceable addressable market, pre-eVTOL, with a more than 200 million passenger total addressable market**

**1** 188m Southern California + 144m Northern California = **332m Annual West Coast Trips**

| | | | |
|---|---|---|---|
| 2 | *Apply capture rates by current mode of transportation (e.g. – car, train, bus)* | **247m** **Relevant Passenger Trips** | **Total Addressable Market** |
| 3 | *Serviceable Addressable Market (SAM) is defined as high-income travelers who, based on surveys, **have indicated they would use a helicopter service*** | **21m – 34m** **Interested, High-Income Travelers** | **Serviceable Addressable Market** |

| | | | |
|---|---|---|---|
| **Projections for West Coast in 2024 represent:** | ~1% Of 30m 2024 SAM | 174 Average Daily Passengers Per Route | **27 Fliers** **Leaving or Arriving a Single Station in One Hour Per Route[1]** |

(1) Morning and afternoon commuter service only
Source: Third-party consultancy hired by the company, management analysis

14

BLADE’s asset-light model, high-touch flier experience, last minute booking patterns, and need Our technology platform combines a comprehensive operator dashboard, automated app providing the company with an ultra-rich data exhaust and the ability to manage thousands Cross-Platform Customer Booking System BLADEBUILTACUSTOMER-TO-COCKPITURBANAIRMOBILITYfor frequent regulatory filings required proprietary software that previously did not exist. TECHNOLOGYPLATFORM 100% proprietary technology, built in-houseregulatory compliance, geo-targeting and accounting system, as well as a dynamic consumer of fliers in multiple markets simultaneously. CUSTOMER FACING APP BLADE INTERNAL FLIGHT VIEW OPERATOR DASHBOARD IN-COCKPIT 15 To be a BLADE operating partner you must utilize the company’s technology platform in addition to passing comprehensive safety, operating and regulatory diligence

# THE TECHNOLOGY BACKBONE FOR URBAN AIR MOBILITY

Comprehensive Operator/Accounting/Cockpit Technology Platform

BLADE's cloud-based air mobility platform works from customer-to-cockpit

## Scale

More Flights, More Locations, Less Work

- Automated Workflows / Communication
- Complex Business Rules Made Easy
- Cross Platform
- Cloud Hosted
- Intelligent Airspace / Landing Restrictions
- Works for All Aircraft Types

## Efficiency

Lower Cost, Higher Margin

- Automatic Arrival/Departure Logs
- Realtime Flight Tracking
- Optimized Aircraft Routing
- Weight, Balance, Baggage Alerts/Workflow

## Scope

Full Stack Solution For Entire Value Chain

- Accounting
- Analytics
- Audit Log "Digital Footprint"
- CRM
- Operator Dispatch
- Passenger Communications
- Pilot Mission Management
- Sales / Marketing
- Scheduling
- Data exhaust


9:41 AM
100%
Messages
Details
Your 7:00am BLADE flight from West 30th St to JFK is departing soon, but you are not yet checked in. Please reply to this text message to update us on your status.

### Automated Communications

Intelligently updates passengers and informs the relevant BLADE Lounge teams to enable real-time manifest updates, increasing utilization and improving the customer experience



### Intelligent Software

Integrates complex airspace/aircraft restrictions and business rules into an easy-to-use software solution



### Route Optimization + Tracking

Drives cost efficiency, increases flight throughput, and improves customer communications


CERTIFICATE OF COMPLETION
Signed at
Monday, April 08, 2019, 10:51 EDT
Signed by
Download PDF

### Seamless Regulatory Compliance

Manages DOT Part 380 filing and escrow requirements through auto-generation and e-signing of regulatory filings

16

Strategic Infrastructure

# STRATEGIC INFRASTRUCTURE:
# PRIVATE TERMINAL/LOUNGE NETWORK

**Key BLADE Lounges**


BLADE Lounge East


BLADE Lounge West


BLADE Downtown LA Rooftop Lounge


BLADE Lounge Westchester


BLADE Aqua Lounge


BLADE Lounge Miami


BLADE Lounge Nantucket


BLADE Lounge Pune, India

**Enables Security, Health and Safety, Passenger Management, Baggage Handling and Brand Sponsorships**

Note: Additional lounges in Manhattan (Wall Street) and India (Shirdi, Mahalaxmi)

17

CAPTIVESTRATEGICINFRASTRUCTUREINTHEMOST Strategic Infrastructure IMPORTANTROTORCRAFTMARKETINTHEWORLD NY/NJ/CT Airport and Commuter 18 BLADE has held #1 market share in the New York City area by-the-seat helicopter market since 2015

Strategic Infrastructure

# STRATEGIC INFRASTRUCTURE – CURRENT AND FUTURE


San Francisco
Los Angeles CA
Baltimore MD
Washington DC
Long Island NY
Nantucket MA
Manhattan (4 locations)
Westchester NY
Southeast NJ
Philadelphia PA
Wilmington DE
Miami FL
West 30th St.
East 34th St.
East 23rd St. Seaplane Base
Wall St.
Existing Infrastructure
Future Investments & Infrastructure

## Present International Infrastructure[1]


Mumbai India (2 locations)
Shirdi India
Pune India

## Actionable Future International Expansion


Vancouver Canada
Jakarta Indonesia
Tokyo Japan

(1) Indian infrastructure controlled by BLADE India joint venture in which BLADE holds a minority stake (with the ability to increase ownership through additional investment) and receives a percentage of revenues and profits as a royalty.

19

# HOW BLADE OPERATORS ARE CHOSEN

- BLADE partners with safety vetted third-party operators to arrange flights for its customers
- BLADE <u>does not</u> own any aircraft
- Each operator must pass comprehensive safety evaluations including:
  - In-person audits of pilots, aircraft, mechanics and facilities by our in-house Head of Safety (former military, NYPD pilot and head of Fortune 50 corporate aviation department)
  - Insurance, maintenance, FAA and DOT records check, and pilot background checks
- Operators must also meet BLADE's standards for customer experience and operational efficiency:
  - BLADE branded aircraft with "as-new" condition interiors and exteriors
  - Scheduled maintenance review (time between overhauls, annual inspections)
  - Use of BLADE's operator dispatch and accounting dashboard technology

**BLADE standards of "flyability" of our missions are often more stringent than FAA guidelines**

PRIMARY ACCESSIBLE FLEET



Bell 407



Sikorsky S-76



Grand Caravan EX Amphib

20

# eVTOL — BLADE'S CATALYST FOR GROWTH IN URBAN AIR MOBILITY

- Electric Vertical Take-Off and Landing aircraft
- Piloted
- Quiet
- Safe (Engine Redundancy, Fly-by-Wire, limited moving parts)
- Zero Emissions (Full Electric Operation)
- Lower Cost of Manufacture and Operation
- 180mph+ cruising speed vs. ~150mph for rotorcraft
- Certification by FAA in 2023 (BLADE model reflects 2025)


N83AU

**Given low costs, low noise footprints, and zero emissions, eVTOL are poised to supercharge BLADE's business while leveraging the air mobility platform we have been building for 6 years**

Source: Public filings and management estimates

21

# OVER $5 BILLION INVESTED IN eVTOL AIRCRAFT OVER 5 YEARS

## Tens of thousands of successful flights across the universe of eVTOL platforms



### Boeing

- Major investments across the UAM landscape including Aurora Flight Sciences, SkyGrid, and Kitty Hawk/Wisk



### Airbus

BLADE Investor/Partner

- Lead investor in BLADE's Series B round
- Developing airspace management system for eVTOL service
- Performing trial flights for last mile cargo delivery



### Lilium

- $375 million raised
- Developed and flown two variations of eVTOL prototypes



### Joby Aviation

- $721 million raised, including $590 million from Toyota
- Began type certification program with FAA in 2018
- Received airworthiness approval by the U.S. Air Force for military use



### Bell

BLADE Partner

- UAM alliance with BLADE



### Volocopter

- $140 million raised
- Currently testing cargo-only eVTOL prototypes with lead customers
- Passenger flights in Singapore and Dubai

22

REGULATORYOFFICIALS AREFOCUSEDON eVTOL CERTIFICATION 23 Once approved by regulators, eVTOL adoption will rely on existing infrastructure, FAA rules and air traffic control systems – BLADE’s existing platform provides the expertise, scale and consumer trust to transition to eVTOL Earl Lawrence FAA Aircraft Certification Service Executive Director “I have four active formal applications for electric vertical-lift aircraft right now that are going to be the urban air mobility aircraft of the future. These aren’t concepts; these are full-up active type certification projects. And I expect to be issuing a type certificate to one of these aircraft prior to 2022.” Jay Merkle FAA UAS Executive Director “We really cracked the code on how to take decades-old aviation [rules] and get to the essence of each of those requirements and say ‘What was the safety goal here?’…It is absolutely not true that there need to be all new regulations governing Urban Air Mobility.” Steve Dickson FAA Administrator “We are currently engaged with the builders of more than 15 electric vertical takeoff and landing Urban Air Mobility aircraft projects. In January, we saw North America’s first public demonstration of an autonomous two-seat flying taxi…”

THEMARKETSWESERVE Powerful Brand and 200,000+ User Base THEBLADEBRANDRESONATESIN NYC Urban Air Mobility Aspen Northeast Cabin Class Service BLADE West –– Hudson Yards Nantucket BLADE “Safe SUV” Service BLADE Westchester BLADE Mumbai Amphibious Seaplane 24

BRANDSPARTNER WITHBLADE Powerful Brand and 200,000+ User Base Beverages Technology Entertainment Hospitality Transportation Fashion Beauty Realty / Finance BLADE works with partners on a category exclusive basis to amplify flier exposure across BLADE’s suite of services and geographies. Uber Disney+ Deals are for cash, products, in-kind. or services Diageo Coca-Cola 25 Note: Represents current and former BLADE partners.

# THE WORLD HAS TAKEN NOTICE



Powerful Brand and 200,000+ User Base



BLADE
New partnership with American Airlines
Offering helicopter trips from $195
Dubbed "the Uber of the skies"
Launched in India last year
CNN

**The New York Times**

***California Today: Would You Pay $195 to Take a Helicopter to Work?***

Blade, a start-up based in New York, saw the commuting nightmare as a business opportunity. Earlier this year the company started daily helicopter flights across the Bay. For $195 you can hop from Oakland to Palo Alto.

**FINANCIAL TIMES**

TUESDAY 4 DECEMBER 2018

FT.COM

Technology sector

Helicopter ride app Blade sets sights on India expansion

Routes from Mumbai to Pune and Shirdi included in US app's first foreign venture

SIMON MUNDY · MUMBAI

**Bloomberg**

**NYC Executives Commuting to Work by Air From Vacation Homes**

- Blade's monthly commuter passes from Hamptons have sold out
- 'Just not comfortable' having my family in NY, a commuter says



RACE to THE HAMPTONS
BLADE
35 MIN
$595 / SEAT
2 HRS. 25 MIN
$32 - $45
2 HRS. 26 MIN
$28.15
UBER
2 HRS. 17 MIN
$189 - $253
HELICOPTER COMPETITO
35 MIN
$588 / SE
SQUAWK BOX
CNBC

**FOX NEWS**

**Helicopter-sharing app Blade pairs with NYU Langone to speed transplant organs**

Time is of the essence when it comes to organ transplants. That's why the helicopter-sharing app Blade — largely used to transport elite New Yorkers to surrounding airports and destinations like the Hamptons in the summertime — has paired with NYU Langone Health to more quickly transport donated organs to transplant patients in need.

**OPPENHEIMER** Company Update Equity Research

Uber Technologies, Inc.

**KEY POINTS**

- **Uber Copter launching July 2019, lower Manhattan to JFK.** Eight minute ride will cost $200-$225, initially available to Uber Platinum/Diamond Rewards members only. While likely unprofitable on a per-seat basis vs. market-leader privately-held Blade, this will speed Uber's learning. Per Blade, NYC TAM for airport helicopter rides is $2.8B (assuming $95 per seat for automotive travel).

**The New York Times**

Take the Hamptons Helicopter; Get the Tamara Mellon Outfit?



The new romper and jumpsuit uniforms, designed by Tamara Mellon for employees of Blade helicopter service.

**NEW YORK POST**

**True JFK express**

Liftoff for $195 taxi to the tarmac



26

# BLADE IS POSITIONED FOR LEADERSHIP IN GLOBAL AIR MOBILITY

**BLADE has methodically built the infrastructure, technology and customer base required to seamlessly introduce eVTOL to our captive vertical transportation markets, creating an irreplicable platform for global expansion**

**Phase 1**

**Built a Scalable Platform**

- 11 vertiport terminals
- Launched first International market in India (2019)
- Scaled operations to ~37k passengers flown per year

2014-2020

**Phase 2**

**Expand Route Network**

Fortify leading market position by expanding Northeast and West Coast footprint

Enter additional new markets through M&A

2021-2024

**Phase 3**

**Existing Routes Begin Transition to eVTOL**

Operate **current routes** with **eVTOL** aircraft, reduce pricing to **expand volumes** and reduce costs

2025-2026

**Accelerate Global Expansion**

**Add 5-10 new markets per year**
- BLADE is the only eVTOL platform in the world operating at scale

2027+

$674 billion
Global Market Size Opportunity[1]

Build Platform and Customer Base with Existing Aircraft Technology → Transition Existing Customers and Routes to eVTOL → Global Expansion

(1) Source: Wall Street Research, 2040 market size estimate

27

HISTORY – PHASE 1 airports in Q3), driving significant growth. BLADE Airport operated at a 20k flier/year and MediMobility (launched Q4 2019) coupled with modest growth in BLADE’s core respectively, year-over-year in 2020 (year-to-date March 14, 2020)(1) BLADEOPERATINGMETRICS (1) 2014A2015A2016A2017A2018A2019A Key Takeaways •Positive gross margin in all years •Expansion from 2014 to 2018 driven by growth in existing core business with minimal contributions from new routes •BLADE Airport service to JFK launched in Q2 2019 (expanded to all NYC-area run-rate by end-of-year 2019 •2020 pre-Covid revenue forecast was based on realizing a full-year of BLADE Airport routes •Prior to Covid shutdowns, BLADE revenues and passengers were up 61% and 127%, 2014A2015A2016A2017A2018A2019A2020E (1) Historical and projected unaudited revenue for calendar years, based on management financial information (subject to mat 2019 vs 2020 erial change) 28 (1) ($ in mm; Passengers in 000s) $28.4 $3.1 RevenuePassengersRevenueRevenue (YTD March 14)(YTD March 14)(YTD October)(October) 20192020 $5.04.7 $19.5 $1.6$2.4 2.1 +51% +127% +61% (31%) (1) $50m Budget Pre-Covid Revenue ($ in mm) $33 $25 $25 $18 $12 $2 $7 Passenger Growth 37,401 23,997 18,581 1,2182,484 13,794

# ILLUSTRATIVE UNIT ECONOMICS: ONE-WAY AIRPORT FLIGHT

**Cost structure is 100% variable on a per flight basis—if we don't fly, we don't pay. Given six-seat aircraft capacity and profitability on third seat, unit economics are ideal to achieve profitability at any scale**

| Single Flight P&L | Commentary |
|---|---|
| **Flight Revenue** | *Six seat capacity per helicopter* |
| Less: Landing Fees | *Fixed landing fees paid to heliports and airports. BLADE enjoys reduced landing fees given significant attributed volume* |
| Less: Flight Cost | *Fixed hourly rate paid to BLADE's operators covers pilots, fuel, maintenance, insurance, hangar, etc. Flight time per trip is pre-negotiated for all key routes.* ***BLADE pays only if we fly*** |
| **Gross Margin** | ***Profitable on third seat*** |
| Plus: Landing Fee Savings | *Ownership of key infrastructure would result in further reduction of landing fees* |
| Plus: Fuel Cost Savings | *Elimination of fuel margin charged by infrastructure owner creates pass-through fuel cost savings* |
| **Pro-Forma Gross Margin** | |

29

Phase 3 BLADEPROJECTEDFINANCIALRESULTS RevenueNo use of passenger eVTOL assumed before 2025 ($ in mm) Phase 2 BLADE Airport Northeast Short Distance MediMobility, Jet West Coast, Other 2020E 2021E 2022E 2023E 2024E 2025E 2026E Note: Northeast Short Distance includes Hamptons and Charter (excl. Jet and MediMobility); Jet includes Enhanced Aviation; West Coast, Other includes Brand Activations and Add-Ons. Calendar year figures. 30 Adjusted EBITDA ($ in mm) $81 $326 $179 $(6) $(12) $(20) $(13) Asset-light model requires minimal CapEx $402 $875 $601 $181 $25 $52 $85 2020E 2021E 2022E 2023E 2024E 2025E 2026E BLADE revenues were up 61% year-over-year prior to Covid shutdowns (YTD March 14, 2020)

# SIGNIFICANT UPSIDE NOT INCLUDED IN FINANCIAL PROJECTIONS

**BLADE will be appropriately capitalized to pursue multiple immediately actionable additional areas of growth that are not included in the financial model**

## International Expansion

**BLADE India**

- Launched in ~6 months
- JV structure with **royalty and profit share**[1]
- India JV has plans for **growth to $150mm revenues in four-years**



BLADE
BLADE Lounge Pune

**APAC Expansion**

- **MOU signed** with large Japanese industrial conglomerate to jointly pursue UAM in Asia
- "BLADE-in-a-box" **new market rollout process battle-tested through successful India launch**

## Operational Upside

**Domestic "Spoke" Expansion from New Hubs**

- Northeast corridor launch will leave BLADE with a strong **operational footprint in DC, Boston, Philadelphia, et. al.**
- Opportunity to leverage Northeast infrastructure and operations to **launch commuter services in new BLADE hub cities (e.g., Boston, DC)**

**Dynamic Pricing and Bundling Upside**

- A/B testing has shown that **fliers will be willing to pay more at peak times**
- Signed **bundling deal for BLADE Airport** with one of the largest publicly-traded online travel agencies

**Reduced Cost of Flying**

- **BLADE's increased volume should result in lower costs per hour of flight**; model assumes current cost structure

## Strategic Acquisitions

**UAM Acquisitions**

- **Ideal time to pursue accretive M&A** in the fragmented UAM ecosystem given current Covid-19 overhang and legacy aviation valuation metrics
- **Identified M&A opportunities** to acquire hundreds of thousands of short-distance fliers
- Proven **asset-light deal structure to execute M&A** to de-risk launch of new routes
- Low-risk strategy to **bring BLADE platform to new markets around the world**

**Additional Strategic Infrastructure**

- **Potential Partnership with KSL / Ross Aviation** unlocks ability to purchase and operate additional strategic infrastructure inside and outside of our current core markets
- **Establish critical geographic "beachheads"** for future UAM service

(1) BLADE holds a minority state (with the ability to increase ownership through additional investment) and receives a percentage of revenues and profits as a royalty

31

# IDENTIFIED INVESTMENT OPPORTUNITIES

BLADE and KSL have identified short-to-mid-term opportunities to invest approximately $300mm to support BLADE's growth

| | Capital Need | Description | Commentary |
|---|---|---|---|
| Northeast Strategic Infrastructure | $114mm | Actionable acquisitions of heliports and logistics bases in the Northeast where BLADE has current operations | Immediate cash synergies from landing fees, fuel savings and repositioning costs |
| West Coast Strategic Infrastructure | $43mm | San Francisco and Los Angeles | Continued strategic infrastructure and customer acquisition |
| Route Expansion | $50mm | Fund marketing and launch of new routes, cover losses during ramp | Ramp of Airport, Northeast Corridor, and West Coast routes will result in initial losses |
| Opportunistic Acquisitions | $75mm | Strategic acquisitions to add fliers, routes and new markets | Proven acquisition template in place to maximize cost-savings and maintain asset-light structure. Identified pipeline of opportunities to acquire hundreds of thousands of short-distance fliers and remove competitors |
| General Corporate Purposes | $30mm | Support for ecosystem of current routes, enhancements to existing lounge infrastructure (e.g., TSA screening) and working capital | Continue to fortify BLADE's most important products and build out management team |

32

IS IN THE AIR Source: Public filings and management estimates, value creation based on actual and estimated market capitalization A$500 BILLION ECOSYSTEMOFMOBILITY PLATFORMSANDHARDWAREHAS BEENCREATEDFORGROUNDTRANSPORT …THENEXTBATTLE 33 Air Mobility Asset-Light Platforms Hardware $5bn+ Capital Invested Ground Mobility Asset-Light Platforms Hardware $300bn+ Value Creation $250bn+ Value Creation

# DETAILED TRANSACTION OVERVIEW

**Capital structure**

- The transaction will be funded by a combination of EIC cash held in a trust account and proceeds from a $125m PIPE, of which KSL has committed to subscribing for ~$20m
- Transaction will result in $375m of cash to balance sheet to fund growth

**Valuation**

- Transaction implies a fully diluted pro forma equity value of $825m
- Existing Blade shareholders expected to receive 43.2% of the pro forma equity

**Timing**

- The transaction is expected to close in 1H 2021

## ILLUSTRATIVE PRO FORMA OWNERSHIP



SPAC sponsor, 6.9M Shares, 8.4%
PIPE shareholders, 12.5M Shares, 15.2%
BLADE
Existing shareholder rollover equity, 35.6M Shares, 43.2%
SPAC shareholder, 27.5M Shares, 33.3%

| SOURCES | |
|---|---|
| Existing shareholder rollover equity | $356 |
| SPAC cash in trust | $275 |
| PIPE investor cash | $125 |
| **Total Sources** | **$756** |

| USES | |
|---|---|
| Existing shareholder rollover equity | $356 |
| Cash to balance sheet | $375 |
| Transaction expenses[1] | $25 |
| **Total Sources** | **$756** |

**PRO FORMA VALUATION**

| | |
|---|---|
| Share Price | $10.00 |
| PF Shares Outstanding | 82.5 |
| Equity Value | $825 |
| Plus: Debt | $0 |
| Less: Cash | ($375) |
| Enterprise value | $450 |

**PRO FORMA OWNERSHIP**

| Ownership Breakdown | Shares (M) | % |
|---|---|---|
| Existing Blade Shareholders | 35.6 | 43.2% |
| SPAC Shareholders | 27.5 | 33.3% |
| PIPE Investors | 12.5 | 15.2% |
| SPAC Sponsor | 6.9 | 8.4% |
| Equity Ownership | 82.5 | 100.0% |

Note: Assumes no redemptions and $10.00 share price.
Source: Experience Investment Corp. Letter of Intent.
(1) Inclusive of deferred underwriting commission to SPAC underwriters, legal, PIPE and other fees.

34

PUBLICCOMPARABLEUNIVERSE platform / network 35 Disruptive technology platforms ▪ Transformed legacy industries ▪ Strong consumer brand ▪ Closed and proprietary ▪ Recurring / reoccurring revenues Recent EV / Mobility SPAC transactions ▪ Precedent SPAC combination transactions of companies linked to mobility and electric transportation solutions Asset-light logistics and transportation ▪Link customers with capacity ▪ Highly scalable, networked solutions ▪ Non-asset ownership model ▪ High free cash flow generation Luxury brands ▪ Aspirational brand positioning ▪ Brand loyalty ▪ Proven pricing power ▪ Sustained product differentiation

4.0x Average: 1.3x 0.7x 1.2x 1.0x 0.8x 38.2x 18.8x 18.3x 2.5x NM NM NM 36 presentation and current SBE share price. VALUATIONBENCHMARKING 15.1x 13.6x 11.7x 7.4x 4.9x 2.0x Average: 38.2x 30.5x32.3x Average: 22.3x Average: 14.9x 15.7x13.4x15.8x 3.6x (1) (1) ChargePoint enterprise value based on pro forma shares outstanding and net debt as disclosed in the publicly filed investor Source: FactSet and company filings as of 12/11/2020. Average: 21.2x 23.5x 14.6x 27.3x28.0x 20.3x NM EV / CY’24E Adjusted EBITDA EV / CY’21E Adjusted EBITDA 8.4x Average: 7.5x 5.2x 11.1x Average: 6.4x 4.4x 1.9x 8.4x8.1xAverage: 8.2x 5.4x EV / CY’24E Revenue EV / CY’21E Revenue 1.1x 2024E 2025E 5.5x 2024E 2025E EV / Adjusted EBITDA EV / Revenue Disruptive technology platforms Recent EV / Mobility SPAC transactions Asset-light logistics and transportation Luxury brands

# TRANSACTION PRICED AT A DISCOUNT TO PEER MULTIPLES

**Commentary**

- 2024E EBITDA is pre-eVTOL
- Pro forma for the transaction, company will have ~$375m on the balance sheet
- Significant opportunities for spend on strategic infrastructure acquisitions

**Implied EV based on comparable companies current trading valuations** | **Transaction enterprise value**



Comparable companies
$1,460
$1,135
Discounted value of comparable companies
$1.2bn - $1.6bn range using 2025E EBITDA with 4-year discounting
$845
$657
Post-money valuation
67% upside to midpoint of the 2024E pre-eVTOL range
208% upside to midpoint of the 2025E range
$450

| EV / EBITDA | Metric | Implied future enterprise value | Implied discounted enterprise value (Discount rate: 20%) | Post-money enterprise value |
|---|---|---|---|---|
| CY 2024E | $81.1m | 14.0x – 18.0x | 8.1x – 10.4x | 5.5x |
| CY 2025E | $179.4m | 6.3x – 8.1x | 3.7x – 4.7x | 2.5x |
| **EV / Revenue** | **Metric** | | | |
| CY 2024E | $402.4m | 2.8x – 3.6x | 1.6x – 2.1x | 1.1x |
| CY 2025E | $601.4m | 1.9x – 2.4x | 1.1x – 1.4x | 0.7x |

**Summary of approach**

- Applies a range of 14.0x –18.0x to Blade's 2024E EBITDA to arrive at an implied future enterprise value. The future enterprise value is discounted back 3 years to December 31, 2021, to arrive at an implied discounted enterprise value
- The applied range of multiples is centered around Blade's peer group

Note: All mentions of EBITDA refer to adjusted EBITDA.
Source: FactSet and company filings as of 12/11/2020.

37

ENDIX APP 38

# INTERNATIONAL JV: BLADE INDIA

**BLADE expands to international markets where we have strong local partners, leading operators, existing heliport infrastructure and compelling value propositions for fliers**

In India, our Joint Venture is with Hunch Ventures, which has deployed over $100MM in consumer facing businesses in India

December 2018 announcement was covered on the front page of the Financial Times technology section as well as in CNBC, CNN, GQ, and Forbes

JV structure includes royalty paid to BLADE on revenues and profit share mechanism. BLADE owns a minority stake in BLADE India with the opportunity to increase our ownership through additional investment


BLADE

BLADE Lounge Pune



BLADE Lounge Mahalaxmi

**Mahalaxmi (Mumbai) – Shirdi**

Religious pilgrimage route. Shirdi is visited by between 25,000 to 100,000 people each day with the average wealthy Indian visiting 2-4 times per year

**Flight time:** **45 minutes**

**Drive Time:** **5 to 8 hours**

**Mahalaxmi (Mumbai) - Pune**

Business travel route connecting Mumbai and Pune, two of the top five most congested cities in the world, via convenient urban heliports

**Flight time:** **40 minutes**

**Drive Time:** **3 to 5 hours**

39

ETY MEASURES 40 of medical services for large events. INDUSTRY LEADINGHEALTHANDSAF •Stringent health protocols exceeding industry norms, designed by BLADE’s Chief Medical Advisor1 •Includes temperature and blood oxygen saturation screening, as well as electrostatic decontamination of all aircraft interiors prior to every flight •Masks and face shields worn by all BLADE staff •Passengers are required to wear masks for the duration of their journey •BLADE offers an end-to-end closed-solution including our “Safe SUV” ground transport and private terminals enabling zero contact with any fliers not on a passenger’s flight (1) Dr. Andrew Bazos is the Designated Medical Director for FEMA in New York City and is the founder of CrowdRx, a provider

% Change YoY COVID-19 HASCREATED NEWOPPORTUNITIES BLADE has, and will continue to, take advantage of COVID-19’s effects on the transportation industry •COVID-19 has created “Synthetic Suburbs” and reduced seasonality of key routes with more people flying on a less frequent basis •COVID-19 has amplified the value of our lounges, which allow BLADE to perform health and safety checks prior to flights. No non-BLADE passengers are permitted entry •Ground vehicle traffic is near pre-pandemic levels due to a shift away from commuter trains, where ridership remains approximately 70% below 2019 levels •The resultant travel downturn has created opportunities for strategic M&A to bolster BLADE’s business plan Source: Metropolitan Transportation Authority; Management research 41 NYC Commuter Traffic/Ridership March 1, 2020 - October 27, 2020 Ground Vehicle TrafficLong Island Rail RoadMetro-North Railroad 0% (20%) (40%) (60%) (80%) (100%) March April May June July August September October

SAFETY All BLADE flights are operated by air carriers certificated under 14 CFR 135 (“Part 135”), which have a superior safety record compared to general aviation (“GA”) helicopters and fixed-wing broadly Accident Rate per 100,000 Flight Hours 6.3 Source: United States Helicopter Safety Team 42 5.29 2.97 2.28 1.05 Commercial GA Helicopter Commercial GA Fixed-Wing Non-Commercial GA Helicopter Non-Commercial GA Fixed-Wing Part 135 Helicopter Less than 1.05 incidents occur every 100,000 flight hours flown by Part 135 helicopter operators. The majority of these incidents are not fatal

# REVENUE BRIDGE

## Multiple avenues for growth in Phase 2 and 3


($ in millions)
Phase 1
Phase 2
Phase 3
A
B
C
D
E
F
G
H
J
$33[1]
$25[2]
$402[2]
$875[2]
2014
2019
2020
2024
2026

- (A) Northeast commuter routes posted consistent growth and six years of positive gross margin
- (B) Introduction of Blade Airport in Q2 2019 accelerated rapidly, running at a 20,000 passenger annual run-rate by year-end
- (B) Other ancillary business lines introduced
  - Brand activations, MediMobility, scheduled jet, shared charter, "tilt," et. al.
- (C) Covid had a significant negative impact on key business lines, airport product paused
- (D) Rapid growth expected in Northeast corridor given value proposition and large TAM/SAM
- (E) Expansion of Airport including new Westchester commuter and airport transfer service
- (F) West Coast Expansion focused on LA and SF
- (G) Continued growth in existing businesses
  - Northeast commuter routes
  - MediMobility
  - Other leisure
- (H) Brand Activations
- (J) Growth from eVTOL attributable to expansion of passenger volume, offset by lower pricing
  - Lower per seat prices enabled by eVTOL will allow BLADE to service a larger portion of the TAM on existing routes
  - No eVTOL assumed to carry passengers until 2025 in management projections
  - Reduced cost of flying on a per trip basis partially offset by fewer available seats per aircraft
  - Transition to eVTOL begins in 2025 for shorter routes; longer distance connections (e.g. – NYC<>Boston, NYC<>DC) do not transition until 2026

Source: Company information
(1) Unaudited revenue for calendar year, based on management financial information (subject to audit adjustment)
(2) Projected calendar year estimates

43

# ADJUSTED EBITDA BRIDGE – PHASE 2 AND 3

**Profitability across multiple business lines and as a result of infrastructure investments**


($ in millions)
Phase 3
Phase 2
B
A
$326
$81
2020
Northeast
Airport
Brand Activations
Add-ons
Existing routes
Infrastructure Investments
Other
2024
Additional Growth
eVTOL margin contribution
2026

**Key observations**

- Blade's operating model supports profitable operation pre-eVTOL
- Network efficiency will also improve with higher density, suggesting upside to estimates
- eVTOL contribution will be significant – but not required for Blade to be a successful public company

(A) Additional volume – lower price point (e.g. – Airport seat price reduced to $125 from $195) leads to greater market penetration

(B) Lower cost of flying using eVTOL leads to margin expansion

Source: Company information.
Note: Existing routes includes existing business lines.

44

# DE-RISKED FINANCIAL PROJECTIONS

**BLADE's plan is focused on low-risk expansion of our existing business and primarily utilizes our existing infrastructure**

### Core Northeast Market Expansion

BLADE has operated in the Northeast since 2014 and has flown hundreds of thousands of fliers

### Existing Infrastructure

Growth plan is calibrated based on current estimates of infrastructure capacity, in many cases terminal space is exclusive to BLADE

### Throughput Comparable to Historical Peak

BLADE's infrastructure and systems are designed to handle compacted demand, our projections do not surpass peak historical hourly throughput until 2025

### Contracted Unit Economics

Profitability based on current unit economics. No reduction in flying cost is assumed, even though increased volume will likely lower hourly rates

### Existing Technology Platform

BLADE's customer-to-cockpit technology platform has a proven capability to handle large passenger volumes with compacted demand

### 200,000+ Current Users

BLADE benefits from an existing engaged customer base which will speed time-to-market and lower customer acquisition costs

45